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                                                                   EXHIBIT 10.12





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                     AMENDED AND RESTATED CREDIT AGREEMENT

                           DATED AS OF MARCH 1, 1991

                   AMENDED AND RESTATED AS OF AUGUST 12, 1996

                                     AMONG

                      SPACEHAB, INCORPORATED, AS BORROWER,

                                 THE INSURERS,


                                      AND

           THE CHASE MANHATTAN BANK, SUCCESSOR BY MERGER TO THE CHASE
                     MANHATTAN BANK (NATIONAL ASSOCIATION),
                                    AS AGENT


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        AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 1, 1991; as amended by the Letter Amendments dated April 30, 1991, June 14, 1991, September 9, 1991, January 13, 1992 and March 11, 1992 (the "1991 Credit Agreement"); as amended and restated as of December 29, 1993 and as amended by Amendment No. 1 dated as of July 18, 1995 (the 1991 Credit Agreement and all amendments and restatements thereof prior to the date hereof being the "Current Credit Agreement"); as hereby further amended and restated as of August 12, 1996 among SPACEHAB, Incorporated, a Washington corporation (the "Borrower"), the Insurers (as hereinafter defined) and The Chase Manhattan Bank, a New York banking corporation (successor by merger to The Chase Manhattan Bank (National Association)), as agent for the Insurers and MDC (in such capacity, the "Agent").


                              W I T N E S S E T H

        WHEREAS the parties hereto wish (i) to amend and restate the Current Credit Agreement in its entirety as hereinafter set forth, (ii) to reflect that McDonnell Douglas Corporation, a Maryland corporation ("MDC") is no longer a party to, and has no further rights under, the Current Credit Agreement or this Agreement and (iii) to terminate certain related agreements as hereinafter set forth, it being the intention of the parties hereto that, except as provided herein, the Loans (as hereinafter defined) shall continue and remain outstanding and shall not be repaid or forgiven on the Restatement Effective Date (as hereinafter defined).

        NOW, THEREFORE, the Borrower, the Insurers and the Agent agree as follows.


                                   ARTICLE I

                                  DEFINITIONS

SECTION 1.1      Definitions.

        As used herein, each term set out below shall have the meaning specified below following such term unless the context
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otherwise requires.  The following definitions shall apply to both the singular and the plural number of such terms.

        (a) "Agent" shall have the meaning provided in the introductory paragraph to this Agreement.

        (b) "Agreement" shall mean this Amended and Restated Credit Agreement, as amended, restated, supplemented or modified and in effect from time to time.

        (c) "Assignment and Acceptance Agreements" shall mean the Assignment and Acceptance Agreements effective as of December 29, 1993 entered into among each of the Original Banks and MDC and the Insurers and accepted and agreed by the Borrower and the Agent pursuant to the Current Credit Agreement.

        (d) "Borrower" shall have the meaning provided in the introductory paragraph of this Agreement.

        (e) "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which banks doing business in New York, New York are not required to be open for the transaction of banking business.

        (f) "Collateral" shall have the meaning assigned to such term in the Security Documents.

        (g) "Current Credit Agreement" shall have the meaning provided in the introductory paragraph of this Agreement.

        (h) "Default" shall mean any act, condition or event that constitutes an Event of Default or which with notice or lapse of time or both would constitute an Event of Default.

        (i) "Dollars" or "$" shall mean lawful currency of the United States of America.

        (j)     "Event of Default" shall have the meaning provided in Section
8.1 of this Agreement.

        (k) "Indemnitee" shall have the meaning provided in Section 10.4(f) of this Agreement.





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
        (l)     "Indebtedness" of any Person shall mean, without duplication,
(i) all obligations of such Person for borrowed money or with respect to deposits with or advances to such Person of any kind, (ii) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than trade payables not overdue by more than 90 days incurred in the ordinary course of business of such Person), (iii) all obligations of such Person created or arising under any conditional sale or other title retention agreement relating to property or assets acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (iv) all obligations of such Person upon which interest charges are customarily paid, (v) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (vi) all obligations of any other Person secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien on any property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (vii) all guarantees by such Person of Indebtedness of others, (viii) all capitalized lease obligations of such Persons, (ix) all obligations of such Person as an account party in respect of letters of credit and bankers' acceptances and, without duplication, all unreimbursed amounts drawn thereunder, (x) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of such Person or any warrants, rights or options to acquire such capital stock, valued, in the case of redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, and (xi) any trade payables that remain unpaid more than 90 days after the date of the invoices related thereto (other than as a result of a good faith dispute between the obligor and such Person). The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner.

        (m) "Insurers" shall mean (i) the Lloyd's Syndicates subscribing to Lloyd's Policy No. 846/C24642 and (ii) the insurance companies listed on Schedule A to this Agreement and their respective successors and assigns.





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
        (n) "Insurers' Representative" shall mean Martin F. Conniff or George R. Reid II of Morgan, Lewis & Bockius LLP and/or any other or additional Person as the Insurers may hereafter designate as an Insurers' Representative by a Notice given to the Borrower in accordance with this Agreement.

        (o)     "Insurers' Transactions" shall have the meaning provided in
Section 6.2(a) of this Agreement.

        (p) "Intercreditor Agreement" shall mean the Intercreditor Agreement dated as of December 29, 1993 made among the Borrower, MDC, the Insurers, the Agent and The Chase Manhattan Bank (National Association) as collateral agent, as amended.

        (q) "Leasehold Mortgage" shall mean the Mortgage dated May 23, 1991 between the Borrower and the Agent, as mortgagee, as amended, modified or supplemented and in effect from time to time.

        (r) "Lloyd's Insurers" shall mean those Insurers which are Syndicates at Lloyd's, London and their respective successors and assigns.

        (s) "Loans" shall mean all Revolving Credit Loans and Term Loans pursuant to the Current Credit Agreement outstanding as of the Restatement Effective Date.

        (t) "Loan Documents" shall mean, individually and collectively, this Agreement and the Restated Term Loan Note.

        (u) "Material Adverse Effect" shall mean any material adverse effect upon (i) the business, condition (financial or otherwise), operation, performance, properties or prospects of the Borrower or (ii) the ability of the Borrower to perform any of its obligations under, or of the Insurers to enforce any of their rights under, the Loan Documents.

        (v) "MDC" shall have the meaning provided in the recitals of this Agreement.

        (w) "1991 Credit Agreement" shall have the meaning provided in the introductory paragraph of this Agreement.





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
        (x)     "Notice of Removal" shall have the meaning provided in Section
9.1 of this Agreement.

        (y) "Original Banks" shall mean the banks defined in the 1991 Credit Agreement.

        (z) "Person" shall mean and include a natural person, a body corporate, a partnership, a trust, a joint venture, an unincorporated association, a governmental authority and any other entity.

        (aa) "Pro Rata Share" shall mean, as to any Insurer which is an insurance company the percentage stated following such Insurer's name on Schedule A under the column designated "Percentage of the Entire Excess Policies". The Pro Rata Share of the Lloyd's Insurers is stated on Schedule A in an aggregate percentage (the "Lloyd's Pro Rata Share"). Each Lloyd's Insurer shall in turn be entitled to a pro rata share of the Lloyd's Pro Rata Share equal to such Syndicate's percentage participation in Lloyd's Policy No. 846/C24642 (as to each Lloyd's Insurer, its "Lloyd's Insurer's Pro Rata Share").

        (bb)    "Restated Term Loan" shall mean the loans provided for by
Section 3.1 of this Agreement.

        (cc) "Restated Term Loan Note" shall mean the promissory note provided for by Section 3.2 of this Agreement.

        (dd)    "Restatement Effective Date" shall have the meaning provided in
Section 7.1 of this Agreement.

        (ee) "Revolving Credit Commitment" shall mean the obligation of MDC to make Revolving Credit Loans in an aggregate amount at any one time outstanding up to but not exceeding at any time (i) on or prior to December 31, 1995, $9,000,000 and (ii) on or after January 1, 1996, $6,000,000.

        (ff) "Revolving Credit Loan Note" shall mean the promissory note issued with respect to the Revolving Credit Loans provided for by Section 2.4(a) of the Current Credit Agreement, as such Note has been amended.





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        (gg)    "Revolving Credit Loans" shall mean the loans provided for by
Section 2.1(b) of the Current Credit Agreement.

        (hh) "Schedule A" shall mean the document labeled Schedule A attached to and forming part of this Agreement.

        (ii) "Security Agreement" shall mean, collectively, the Security Agreement dated as of March 1, 1991, the Trade Mark Security Agreements dated as of March 1, 1991, the Patent Security Agreement dated as of March 1, 1991, the Copyright Security Agreement dated as of March 1, 1991 and the Patent Security Agreement dated as of July 28, 1995, in each case, between the Borrower and the Agent, as amended, modified or supplemented and in effect from time to time.

        (jj) "Security Documents" shall mean, individually and collectively, the Security Agreement, the Leasehold Mortgage, the NASA Notice of Assignment filed 8/11/95 and all UCC financing and continuation statements filed in connection with any of the foregoing.

        (kk) "Term Loans" shall mean the Tranche A Term Loans and the Tranche B Term Loans provided for by the Current Credit Agreement.

        (ll) "Term Loan Notes" shall mean the promissory notes issued with respect to the Term Loans provided for by Section 2.4(a) of the Current Credit Agreement as such Notes have been amended and may be further amended or
modified from time to time. (mm)    "Tranche A Term Loans" shall mean the
Tranche A term loans provided for by Section 2.1(a), as amended, of the Current Credit Agreement.

        (nn) "Tranche B Term Loans" shall mean the Tranche B term loans provided for by Section 2.1(a), as amended, of the Current Credit Agreement.

        (oo) "Transactions" shall have the meaning provided in Section 5.2(a) of this Agreement.

        (pp)    "Transaction Documents" shall have the meaning provided in
Section 5.2(a) of the Agreement.





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
SECTION 1.2      Other Definitional Terms.

        The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to "Article", "Section", "Schedule", "Exhibit" and like references are references to the specified portion of this Agreement unless otherwise specified. The words "include(s)" and "including" shall be deemed to be followed by the phrase, "without limitation,".


                                   ARTICLE II

             ACKNOWLEDGMENT OF CANCELLATION OF THE REVOLVING CREDIT
                 COMMITMENT AND THE REVOLVING CREDIT LOAN NOTE

        The Insurers and Borrower hereby acknowledge that (i) pursuant to a notice given by Borrower to MDC under Section 2.8 of the Current Credit Agreement, the Revolving Credit Commitment was terminated effective on or before August 7, 1996, (ii) as of such date the Current Credit Agreement has no further force and effect as between the Borrower and MDC and (iii) all of MDC's rights and obligations under the Current Credit Agreement and the other Loan Documents (as defined in the Current Credit Agreement) were terminated as of such date.


                                  ARTICLE III

                   RESTATEMENT OF THE TERM LOANS; REPAYMENTS

SECTION 3.1      Restatement of the Term Loans

        On the Restatement Effective Date all Tranche A Term Loans and all Tranche B Term Loans then outstanding under the Current Credit Agreement shall be converted into a Restated Term Loan owing by the Borrower to the Insurers in the aggregate amount of $2,000,000 with the principal amount of each Insurer's share of the Restated Term Loan being such Insurer's Pro Rata Share of the Restated Term Loan (and the principal amount of each Lloyd's Insurer's share of the Restated Term Loan being its Lloyd's Insurer's Pro Rata Share of the Lloyd's Pro Rata Share of





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the Restated Term Loan).  Any amount outstanding under the Term Loans shall be deemed fully satisfied and cancelled, except for the payment required by
Section 7.1(e) of this Agreement, and the Insurers shall use their best efforts to deliver the Term Loan Notes to the Borrower marked "cancelled" as soon as possible. Effective upon the Restatement Effective Date, the Insurers release the Borrower from all obligations under the Term Loans and the Term Loan Notes, except to the extent set forth under the Restated Term Loan and the Restated Term Loan Note. The Restated Term Loan shall be payable in accordance with
Section 3.3 of this Agreement, subject to all other provisions of this Agreement.

SECTION 3.2      Restated Term Loan Note.

        (a) The Borrower's obligation to pay the Restated Term Loan shall be evidenced by a promissory note substantially in the form of Exhibit I to this Agreement (the "Restated Term Loan Note"), duly completed, executed and delivered by the Borrower to the Insurers' Representative on or prior to the Restatement Effective Date.

        (b) The Restated Term Loan Note issued to the Insurers shall (i) be payable to the order of the Insurers, (ii) be dated the Restatement Effective Date, (iii) be in the stated principal amount of $2,000,000, (iv) be repayable in the amounts, on the dates and in the manner specified in Sections 3.3(a) and (b) of this Agreement, (v) bear no interest except as provided in
Section 3.2(c) of this Agreement and (vi) be entitled to the benefits of this Agreement.

        (c) If all or any portion of any amount owing hereunder to the Insurers shall not be paid within 5 days after written notice has been provided to the Borrower that such amount was due, all of the aggregate unpaid overdue principal amount of the Restated Term Loan and any other amounts due hereunder to the Insurers shall bear interest at a rate per annum of fourteen percent (14%) from the date, respectively, on which each portion thereof became due and owing until paid.






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
SECTION 3.3      Repayment of the Restated Term Loan.

        (a) The Borrower hereby promises to pay to the Insurers the following amounts on the following dates to be applied to the repayment of the Restated Term Loan:

        DATE                                                   AMOUNT

 August 1, 1997:                                           $  500,000

 August 1, 1998:                                              500,000

 August 1, 1999:                                              333,334

 August 1, 2000:                                              333,333

 August 1, 2001:                                              333,333

                                 Total                     $2,000,000


        (b) The Borrower shall make each required repayment of the Restated Term Loan to the Insurers by a wire transfer of immediately available federal funds paid to the Insurers' Representative for the account of the Insurers in accordance with the instructions set forth below (as such instructions may be changed from time to time by a notice delivered to the Borrower by the Insurers or the Insurers' Representative in accordance with
Section 10.1 this Agreement).  Repayments shall be directed as follows:

                          BANK:         Citibank, N.A.
                                        153 East 53rd Street
                                        20th Floor
                                        New York, NY  10043
                          ABA NO.:      012000089
                          PAYEE:        Morgan, Lewis & Bockius LLP
                          ACCOUNT NO.:  37583553
                          REFERENCE:    SPACEHAB  (59000-0003)
                                        ATTN.:  G.R. Reid II

Each repayment required hereunder shall be made not later than 12:00, noon, New York City time, on the date when due. Whenever any repayment required hereunder shall become due on a date which





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
is not a Business Day, such repayment may be made on the next succeeding Business Day without penalty or interest.

        (c) The Insurers' Representative shall promptly pay any amount received by it from the Borrower for the account of the Insurers to the Insurers by paying over (i) to each Insurer other than the Lloyd's Insurers its Pro Rata Share of the amount received and (ii) to the Lloyd's Claims Office or any successor to the functions of the Lloyd's Claims Office the Lloyd's Pro Rata Share of the amount received for distribution by the Lloyd's Claims Office or any successor to the functions of the Lloyd's Claims Office to each Lloyd's Insurer of its Lloyd's Insurer's Pro Rata Share of such Lloyd's Pro Rata Share.

        (d) The Borrower may prepay any or all repayments required hereunder at any time without penalty or premium, provided, however, that no such prepayment may be made in any amount less than (i) a multiple of $100,000 or (ii) an amount equal to the then entire unpaid balance of the Restated Term Loan. Any prepayment made by the Borrower shall be applied, serially, against the repayments next required under this Agreement.



                                   ARTICLE IV

                     CANCELLATION OF THE SECURITY DOCUMENTS
                        AND THE INTERCREDITOR AGREEMENT;
                           RELEASE OF THE COLLATERAL

SECTION 4.1      Cancellation of Other Agreements.

        As of the Restatement Effective Date, the Security Documents (and each of their constituent agreements) and the Intercreditor Agreement shall be cancelled and of no further force and effect; and the Current Credit Agreement, the Term Loan Notes and the Term Loans shall be merged into, and superseded by this Agreement, the Restated Term Loan Note and the Restated Term Loan, respectively, in accordance with the terms of this Agreement.





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SECTION 4.2      Release of the Collateral.

        As of the Restatement Effective Date, each of the Insurers and the Agent release and terminate all of their respective right, title and interest in and to all of the Collateral.

SECTION 4.3      Further Cooperation; Document Deliveries.

        On and promptly following the Restatement Effective Date, the Insurers and the Agent will cooperate with the Borrower and take all lawful actions reasonably requested by the Borrower necessary to cancel or evidence the cancellation of the Security Agreement (and any constituent part thereof), the Leasehold Mortgage and/or the Intercreditor Agreement and/or necessary to release and terminate or to evidence the release and termination of any right, title or interest which they may have in the Collateral. For purposes of this
Section 4.3, each of the Insurers irrevocably appoints the Insurers' Representative as its agent with full authority to sign and deliver any document required to be signed and delivered by such Insurer pursuant to this
Section 4.3 with the same force and effect as if signed and delivered by such Insurer. All costs, fees and other charges required to effect the cancellations, releases and terminations contemplated by this Article IV shall be paid by the Borrower without reimbursement by any other party hereto and none of the Insurers and the Agent shall be required to expend any sum in order to discharge its obligations hereunder. Any filing, recording or similar action required in order to effect the cancellations, releases and terminations contemplated by this Article IV shall be the sole responsibility of the Borrower. The obligations of the Agent under this Section 4.3, only, shall survive and continue in full force and effect following its removal as Agent as contemplated by Section 9.1 of this Agreement.


                                   ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

        The Borrower hereby makes the following representations and warranties to each of the other parties to this Agreement:





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
SECTION 5.1      Organization; Power; Status.

        The Borrower (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Washington, (b) has all requisite power and authority to own or hold under lease and operate the property it purports to own or hold under lease and to carry on its business as now being conducted and as proposed to be conducted and (c) is duly qualified and authorized to do business and is in good standing as a foreign corporation in every jurisdiction in which it owns real property or in which the nature of its business requires it to be so qualified.

SECTION 5.2      Authorization; Enforceability;
                 Execution and Delivery.

        (a) The Borrower has, and at all relevant times has had, all necessary corporate power and authority (i) to execute, deliver and perform and to modify, cancel or terminate each of the Current Credit Agreement, the Term Loan Notes, the Loan Documents, the Security Documents and the Intercreditor Agreement (the "Transaction Documents") to which it is a party, (ii) to borrow money (as provided for and contemplated in the Current Credit Agreement and this Agreement) and (iii) to grant, amend and terminate the liens provided for in the Security Documents and the Current Credit Agreement (the transactions referred to in the foregoing clauses (i), (ii) and (iii) being collectively referred to in this Agreement as the "Transactions").

        (b) All corporate action on the part of the Borrower that is required for the consummation of the Transactions has been duly and effectively taken and this Agreement and each other document to be executed in connection herewith to which it is a party has been duly executed and delivered by the Borrower. This Agreement and each other document to be executed in connection herewith to which it is a party constitutes or when executed will constitute a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with the terms hereof and thereof.





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
                                   ARTICLE VI


                 REPRESENTATIONS AND WARRANTIES OF THE INSURERS

        Each of the Insurers hereby makes the following representations and warranties to each of the other parties to this Agreement:

SECTION 6.1      Organization.

        Such Insurer, if other than an individual, is duly organized, validly existing and in good standing under the laws of the State or country under which it was organized.


SECTION 6.2      Authorization; Enforceability;
                 Execution and Delivery.

        (a) Such Insurer has, and at all relevant times has had, all necessary power and authority (i) to execute, deliver and perform and to modify, cancel or terminate each Transaction Document to which it is a party,
(ii) to assume the right, title and interest of the Original Banks under the 1991 Credit Agreement pursuant to the Assignment and Acceptance Agreements,
(iii) to lend money (as provided for and contemplated in the Current Credit Agreement and in this Agreement) and (iv) to restructure the Term Loans and the Term Loan Notes (the transactions referred to in the foregoing clauses (i), (ii), (iii) and (iv) being collectively referred to in this Agreement as the "Insurers' Transactions").

        (b) All action on the part of such Insurer that is required for the consummation of the Insurers' Transactions has been duly and effectively taken and each Transaction Document to which it is a party has been duly executed and delivered by such Insurer. Each Transaction Document to which it is a party constitutes a legal, valid and binding obligation of such Insurer, enforceable against such Insurer in accordance with the terms hereof and thereof, except to the extent that any such Transaction Document has been cancelled or terminated, converted,





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
amended and/or restated and superseded pursuant to this Agreement.


                                  ARTICLE VIII

                          CONDITIONS PRECEDENT TO THE
                        EFFECTIVENESS OF THIS AGREEMENT

SECTION 7.1


        This amendment and restatement of the Current Credit Agreement, including the cancellation of the documents set forth in Section 4.1 hereof, the releases of the Collateral, and the restructuring of the Term Loans provided for in and contemplated by this Agreement, shall become effective on a date (the "Restatement Effective Date") on which all of the conditions to effectiveness set forth in this Article VII shall have been fulfilled to the satisfaction of the Insurers; and the Borrower shall cause such conditions to be satisfied on or before September 30, 1996. Upon the satisfaction of the conditions to effectiveness set forth in this Article VII, the Borrower and the Insurers (acting by means of and through the Insurers' Representative) shall execute and deliver to each other (only one such certificate to be delivered to the Insurers' Representative on behalf of all of the Insurers) a certificate substantially in the form of Exhibit II to this Agreement with blanks appropriately completed in conformity herewith which shall confirm the fulfillment of such conditions and specify the Restatement Effective Date.

        (a)      Corporate and Other Proceedings Effected

        All corporate and other proceedings of the Borrower in connection with the transactions contemplated by this Agreement shall have effected in form and substance satisfactory to the Insurers and the Agent, including proceedings authorizing the due execution, delivery and performance of this Agreement, the Restated Term Loan Note and any instrument, consent or document referred to herein to which the Borrower is or is to become a party. The Insurers and the Agent shall have received all originals, counterparts, or certified or other copies of all such





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
documents in connection therewith as the Insurers or the Agent may reasonably request.

        (b)      Corporate Documents

        The Borrower shall have delivered to the Insurers' Representative (i) a copy of the Articles of Incorporation, including all amendments thereto, of the Borrower, certified as of a recent date by the Secretary of State of the State of Washington, and a certificate as to the good standing of the Borrower from such authority as of a recent date; (ii) a certificate as to the qualification to do business and the good standing of the Borrower certified as of a recent date by the Secretaries of State (or the equivalent thereof) of each other State in which the Borrower is required to be qualified to transact business; and (iii) a certificate of the Secretary or an Assistant Secretary of the Borrower dated the Restatement Effective Date certifying (A) that attached thereto is a true and complete copy of the by-laws of the Borrower as in effect on the date of such certificate and at all times since a date prior to the date of the resolutions of the Borrower described in item (B) below, (B) that attached thereto is a true and complete copy of the resolution duly adopted by the Executive Committee of the Board of Directors of the Borrower authorizing the execution, delivery and performance by the Borrower of this Agreement and the Restated Term Loan Note and that such resolution (or other action) has not been modified, rescinded or amended and is in full force and effect and (C) as to the incumbency and specimen signature of each officer or other person executing this Agreement, the Restated Term Loan Note and any other document delivered in connection herewith on behalf of the Borrower.

        (c)      Execution and Delivery of this Agreement

        Each of the parties hereto shall have executed and delivered originally signed counterparts of this Agreement to each other party as follows:





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
           To Borrower:           2       duplicate originals
           To the Insurers:       2       duplicate originals
             (by delivery to
             Insurers'
             Representative)
           To the Agent:          1       duplicate original

On the Restatement Effective Date this Agreement shall be the legal, valid and binding obligation of each of the parties hereto, enforceable in accordance with the terms hereof.

        (d)      Execution and delivery of the
                 Restated Term Loan Note

        The Borrower shall have executed and delivered to the Insurers (by delivery to the Insurers' Representative) the Restated Term Loan Note provided for in Section 3.2 of this Agreement. On the Restatement Effective Date the Restated Term Loan Note shall be the legal, valid and binding obligation of the Borrower, enforceable in accordance with the terms thereof and hereof.

        (e)      Prepayment Against the
                 Tranche A Term Loans

        The Borrower shall have paid to the Insurers (by payment to the Insurers' Representative in accordance with the instructions set out in Section 3.3(b) of this Agreement) the sum of $2,500,000 as a prepayment of the Tranche A Term Loans, which payment shall have been received by the Insurers' Representative.

        (f)      No Outstanding Revolving Credit Loans

        Notwithstanding the termination by the Borrower of the Current Credit Agreement with respect to MDC, the principal balance of the Revolving Credit Loans shall be zero ($0.00) and no sum shall be owing by the Borrower in respect of the Revolving Credit Loan Note and the Revolving Credit Commitment.

        (g)      Borrower's Certificate

        The Insurers' Representative shall have received (i) a certificate in form satisfactory to him dated the Restatement





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
Effective Date executed by a duly authorized officer of the Borrower certifying that the conditions to effectiveness specified in Section 7.1(a) through (f) hereof have been satisfied and that the representations and warranties made by the Borrower in Article V hereof are true and correct as of and at the Restatement Effective Date and (ii) such other certificates and documents as the Insurers may reasonably require.

        (h)      Notice of Removal of Agent

        The Insurers shall have executed and delivered the Notice of Removal provided for in Section 9.1 of this Agreement.



                                  ARTICLE VIII

                               EVENTS OF DEFAULT

SECTION 8.1      Events of Default.

        Each of the following events, acts, occurrences or conditions shall constitute an Event of Default under this Agreement, regardless of whether such event, act, occurrence or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body:

        (a) the Borrower shall fail to make any required repayment of the Restated Term Loan when and as the same shall become due and payable in accordance with the terms hereof and such failure shall continue for a period of 5 Business Days;

        (b) any representation or warranty made by the Borrower in this Agreement shall prove to have been untrue or misleading and such untrue or misleading misrepresentation or warranty could reasonably be expected to have a material adverse effect on the rights of the Insurers under this Agreement;

        (c) the Borrower shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or the Borrower shall dissolve, or shall take any action to authorize any of the foregoing;

        (d) an involuntary case or other proceeding shall be commenced against the Borrower seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for, or such appointment is not vacated or stayed within, a period of or exceeding 60 days; or an order for relief shall be entered against the Borrower under any such bankruptcy, insolvency or similar law; or

        (e) the maturity of any Indebtedness of the Borrower to any Person in excess of $1,000,000 shall be accelerated prior to its stated maturity and such Indebtedness shall remain accelerated until the earlier of the date (i) 60 days after such Indebtedness was accelerated and (ii) on which such Person shall commence to exercise remedies with respect to such Indebtedness.

SECTION 8.2      Rights and Remedies.

        Upon the occurrence of any Event of Default described in Section 9.1(c) and (d), the unpaid aggregate amount of the Restated Term Loan shall automatically become immediately due and payable. Upon the occurrence and during the continuance of any other Event of Default, the Insurers (acting by and through the Insurers' Representative, which is specifically authorized hereby to sign and deliver any document and to take any other action permitted or contemplated by this Section with the same force and effect as if signed, delivered and/or taken by all of the Insurers themselves), by written notice to the Borrower, may declare the unpaid aggregate amount of the Restated Term Loan to be, and the same shall thereupon be, immediately due and payable. Upon the occurrence of any Event of Default the Insurers may exercise any and all rights, powers and remedies provided under this Agreement, or available to the Insurers at law or in equity or by statute or otherwise, for the protection and enforcement of the rights of the Insurers.



                                   ARTICLE IX

                                   THE AGENT

SECTION 9.1      Removal of the Agent

        As of the Restatement Effective Date, the Agent shall be removed as Agent, without cause, and the Agent shall thereafter have no duties or obligations in its capacity as the Agent except, only, as set forth in Section
4.3 of this Agreement. In order to confirm this removal, as a condition to the occurrence of the Restatement Effective Date the Insurers (which specifically appoint the Insurers' Representative to sign and deliver such document with the same force and effect as if executed and delivered by all of the Insurers themselves) shall execute and deliver to the Agent and to each other party to this Agreement a notice of removal of the Agent substantially in the form of
Exhibit III to this Agreement with blanks appropriately completed in conformity herewith (the "Notice of Removal"). The Agent hereby agrees to pay to the Borrower on the Restatement Effective Date an amount equal to the unearned portion of the annual agency fee paid to the Agent on March 1, 1996 under the Current Credit Agreement.

SECTION 9.2      Continued Protection of the Agent

        Without impairing in any way the force and effect of the concluding sentences of Sections 10.6 and 10.8(a) of the Current Credit Agreement and notwithstanding the removal of the Agent pursuant to Section 9.1 hereof, on and after the Restatement Effective Date the Agent shall continue to enjoy and be entitled to all of the rights and protections, including rights to indemnification by other parties hereto, as it enjoys and is entitled to pursuant to Article X of the Current Credit Agreement with respect to any action taken and any action not taken by the Agent on and prior to the Restatement Effective Date.



                                   ARTICLE X

                                 MISCELLANEOUS

SECTION 10.1         Notices.

        Notices and other communications required or permitted hereunder (each, a "Notice") shall be in writing, shall be signed by an officer of the party giving the Notice (or, in the case of a Notice by or from the Insurers, by the Insurers' Representative as provided below) and shall be delivered by hand or sent by overnight courier service, certified or registered mailed or facsimile as follows:

        (a) if to the Borrower, to it at 1595 Spring Hill Road, Suite 360, Vienna, VA 22182, Attention of the President (Facsimile No. (703) 821-3070; Confirmation Tel. No. (703) 821-3000);

        (b) if to the Agent, to it at Two Chase Manhattan Plaza, 5th Floor, New York, NY 10081, Attention of Ms. Jocelin Fernandez (Facsimile No. (212) 552-6276; Confirmation Tel. No. (212) 552-4438);

        (c) if to the Insurers, to them c/o Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY 10178, Attn. Martin F. Conniff, Esq. (Facsimile No.
(212) 309-6273; Confirmation Tel. No. (212) 309-6000).

Any Notice by or from Insurers may be signed and delivered by the Insurers' Representative with the same force and effect as if signed and delivered by the Insurers themselves. All Notices given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been duly given on the date of receipt if delivered by hand or sent by overnight courier service or facsimile or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case if delivered, sent or mailed (properly addressed) to such party as provided in this Section or in accordance with the latest change in delivery instructions from such party given by a Notice given by such party in accordance with this Section.

SECTION 10.2         Binding Effect.

        This Agreement shall become effective upon the occurrence of the Restatement Effective Date and thereupon shall be binding upon and inure to the benefit of the Borrower, each Insurer and the Agent.

SECTION 10.3         Successors and Assigns.

        (a) None of the Borrower or any Insurer may assign all or any portion of its interests, rights and obligations under this Agreement and/or the Restated Term Loan Note without the prior written consent of the other, which consent shall not be unreasonably withheld.

        (b) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include, subject to the provisions of this Section 10.3, the successors and assigns of such party.

SECTION 10.4         Expenses; Indemnity.

        (a) Whether or not the transactions contemplated hereby are consummated, the Borrower agrees to promptly pay all reasonable out-of-pocket fees and expenses incurred by the Agent (including, without limitation, the reasonable fees and expenses of counsel to the Agent) in connection with (i) the preparation, execution and delivery of this Agreement and any other documents required hereby and (ii) the enforcement or protection of its rights in connection with this Agreement and the other Transaction Documents.

        (b) The Borrower agrees that it shall pay and indemnify the Insurers against and hold them harmless from the $10,000 fee charged to the Insurers by Rose Hill Capital Corporation set forth in the invoice of Rose Hill Capital Corporation dated May 10, 1996, a copy of which has been provided to the Borrower (the "Rose Hill Invoice") and all attorneys fees and disbursements incurred by the Insurers to Morgan, Lewis & Bockius LLP in connection with the Current Credit Agreement and this Agreement during the period February 1, 1996 through the earlier to occur of (i) the Restatement Effective Date and (ii) delivery by the Borrower to the Insurers' Representative under the Current Credit Agreement of a notice stating that the Borrower has determined to discontinue its efforts to effect the transactions contemplated hereby, both days inclusive. The Borrower agrees that it will pay to Morgan, Lewis & Bockius LLP, on the Restatement Effective Date, by a wire transfer directed to Morgan, Lewis & Bockius LLP's bank in accordance with directions delivered to the Borrower, the Rose Hill Invoice and all statements for all or any portion of such Morgan, Lewis & Bockius LLP's fees and disbursements received by the Borrower on or prior to the Restatement Effective Date and that it will pay in like manner any statement received at any later date within ten (10) Business Days of receipt thereof.

        (c) The Borrower agrees that it shall pay, and indemnify the Agent and the Insurers from and hold each of them harmless against, any and all present and future stamp, excise, filing, mortgage recording, or documentary taxes, assessments, fees or charges made by any governmental authority in connection with the transactions contemplated by this Agreement.

        (d) Except as expressly provided to the contrary in Section 10.4(b), the Borrower and each of the Insurers shall be responsible for all of its own attorneys' fees and disbursements, transaction costs and other costs and expenses incurred in connection with the execution and delivery of the Loan Documents, any other document required thereunder and the transactions contemplated hereunder.

        (e) The Borrower agrees to promptly pay all reasonable out-of-pocket fees and expenses incurred after the Restatement Effective Date by the Insurers in connection with the enforcement or protection of their rights in connection with this Agreement and/or the Restated Term Loan Note.

        (f) Whether or not the transactions contemplated hereby are consummated, the Borrower agrees to indemnify the Agent and its respective directors, officers, employees and agents (each such Person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever (including, without limitation, reasonable fees and expenses of counsel for such Indemnitee in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) incurred by, imposed on or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any Transaction Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) the use of the proceeds of the Loans or
(iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. In the case of any indemnification under this Section 10.4(f), the Agent shall promptly give notice to the Borrower of any such claim or demand being made against the Agent.

        (g) The provisions of this Section 10.4 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of the Restated Term Loan, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Agent. All amounts due under this
Section 10.4 shall be payable on written demand therefor or as otherwise provided herein.

SECTION 10.5 GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW).

SECTION 10.6         Waivers; Amendment.

        (a) No failure or delay of any Insurer in exercising any power or right hereunder or under the Restated Term Loan Note and no course of dealing between the Borrower and any Insurer shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power hereunder or thereunder. The rights and remedies of the Insurers hereunder and under the Restated Term Loan Note are cumulative and not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or of the Restated Term Loan Note or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by subsection (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

        (b) Subject to the following sentence, this Agreement may not be modified or amended except by a written agreement executed by all of the parties hereto. This Agreement may be modified or amended by a written agreement made only between the Borrower and the Insurers (which hereby authorize the Insurers' Representative to make and execute any such agreement with the same force and effect as if done by all of the Insurers), provided, however, that no such modification or amendment may vary or affect Articles II, IV or IX and/or Sections 10.1(b), 10.4(a), (c), (f) and/or (g) and/or otherwise create or affect any right, protection or obligation of MDC or the Agent hereunder in the absence of the written agreement thereof signed by MDC and/or the Agent, as the case may be.

SECTION 10.7 Entire Agreement. This Agreement, the Restated Term Loan Note and the other documents delivered pursuant hereto constitute the entire agreement among the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement, the Restated Term Loan Note and the other documents delivered pursuant hereto. Nothing in this Agreement, the

Restated Term Loan Note and/or the other documents delivered pursuant hereto, expressed or implied, is intended to confer upon any party other than the parties hereto or thereto any right, remedy, obligation or liability under or by reason of this Agreement, the Restated Term Loan Note and/or the other documents delivered pursuant hereto.

SECTION 10.8 SUBMISSION TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE RESTATED TERM LOAN NOTE OR ANY DOCUMENT RELATED HERETO OR THERETO AND ANY ACTION OR PROCEEDING FOR ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE BORROWER AND EACH OF THE INSURERS HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER AND EACH OF THE INSURERS HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH IN SECTION 10.1 HEREOF. THE BORROWER AND EACH OF THE INSURERS HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OVER IT OF ANY SUCH COURT IN RESPECT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE RESTATED TERM LOAN NOTE OR ANY DOCUMENT RELATED THERETO AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

SECTION 10.9 WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE RESTATED TERM LOAN NOTE OR ANY DOCUMENT RELATED HERETO OR THERETO OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

SECTION 10.10 Severability. In the event any one or more of the provisions contained in this Agreement or in the Restated Term Loan Note should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 10.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement, and shall become effective as provided in Section 7.1 of this Agreement.

SECTION 10.12 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, nor to be taken into consideration in interpreting, this Agreement.

SECTION 10.13 No Third Party Beneficiary. The agreements of the Insurers to make the Restated Term Loan to the Borrower, on the terms and conditions herein set forth, are solely for the benefit of the Borrower and no other Person shall have any rights hereunder, as against the Agent or any Insurer, under any Transaction Document or with respect to the Restated Term Loan or the proceeds thereof.

        IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of August 12, 1996.

                                         SPACEHAB INCORPORATED



                                         By:   /s/ MARGARET E. GRAYSON
                                             --------------------------------
                                             Name: Margaret E. Grayson
                                             Title: Vice President - Finance

                                         THE CHASE MANHATTAN BANK,
                                         successor by merger to THE
                                         CHASE MANHATTAN BANK (NATIONAL
                                         ASSOCIATION), as Agent




                                         By:   /s/ JOANN KOSEWSKI
                                            ---------------------------------
                                            Name: Joann Kosewski
                                            Title: VP

                                         The Underwriting Members of
                                           Syndicate 212


                                         By:   /s/ STEPHEN JOHN MITCHELL
                                            ---------------------------------
                                            Name: Stephen John Mitchell
                                            Title: Insurance Manager

                                         The Underwriting Members of
                                           Syndicate 662


                                         By:  AUTHORIZED SIGNATURE
                                            ---------------------------------
                                            Name:
                                            Title:

                                         The Underwriting Members of
                                           all Syndicates other than
                                           Syndicates 212 and 662
                                           which are Lloyd's Insurers
                                           under this Agreement



                                         By:  /s/ M. J. GIRARD
                                            --------------------------------
                                            Name: M. J. Girard
                                            Title: Lloyds Claims Office

                                         COMMERCIAL UNION ASSURANCE
                                           COMPANY LIMITED



                                         By:  /s/ J. SCOLLEN
                                            --------------------------------
                                            Name: J. Scollen
                                            Title: L.M. Claims Manager

                                         ORION INSURANCE COMPANY PLC



                                         By:  /s/ M. V. HITCHINS
                                            --------------------------------
                                            Name: M. V. Hitchins
                                            Title: Director

                                         SCOR(UK) REINSURANCE
                                           COMPANY LIMITED



                                         By: /s/ DAVID PARKINSON
                                            -------------------------------
                                            Name: David Parkinson
                                            Title: Assistant Claims Manager

                                         POHJOLA INSURANCE COMPANY
                                           (UK) LIMITED



                                         By: /s/ MICHAEL EDWIN DYKE
                                            ------------------------------
                                            Name: Michael Edwin Dyke
                                            Title: Technical Coordinator

                                         FUJI INTERNATIONAL "A" A/C



                                         By: /s/ D. F. PHILLIPS
                                            ------------------------------
                                            Name: D. F. Phillips
                                            Title: Underwriting Manager

                                         SCOTTISH LION INSURANCE
                                           COMPANY LIMITED



                                         By: /s/ DAVID MCGOLGAN
                                            ------------------------------
                                            Name:  David McGolGan
                                            Title: Claims Manager

                                         FEDERAL INSURANCE COMPANY
                                           (Per Duncanson & Holt
                                           Europe Ltd.)



                                         By:  /s/ J. D. WIMBS
                                            ------------------------------
                                            Name: J. D. Wimbs
                                            Title: Claims Adjuster


                                         COMMERCIAL UNION ASSURANCE
                                           COMPANY PLC



                                         By: /s/ J. SCOLLEN
                                            ------------------------------
                                            Name: J. Scollen
                                            Title: L.M. Claims Manager


                                         OCEAN MARINE INSURANCE
                                           CO. LTD.



                                         By:  /s/ J. SCOLLEN
                                            ------------------------------
                                            Name: J. Scollen
                                            Title: L.M. Claims Manager


                                         TRAVELERS INDEMNITY COMPANY



                                         By: /s/ TIMOTHY H. PENN
                                            ------------------------------
                                            Name: Timothy H. Penn
                                            Title: Director

                                         AMERICAN INTERNATIONAL
                                           SURPLUS LINES INSURANCE
                                           COMPANY



                                         By: /s/  ANDREW MOSCHELLA
                                            ------------------------------
                                            Name:  Andrew Moschella
                                            Title: Recovery Representative


                                         RELIANCE INSURANCE COMPANY
                                           OF ILLINOIS



                                         By: /s/ M. PATRICCA HEARN
                                            ------------------------------
                                            Name:  M. Patricca Hearn
                                            Title: Vice President Reliance
                                                   National


                                         EVANSTON INSURANCE COMPANY



                                         By: /s/  JOHN E. PASQUINI
                                            ------------------------------
                                            Name:  John E. Pasquini
                                            Title: Senior Claims Attorney


                                         THE TOKIO MARINE AND FIRE
                                           INSURANCE COMPANY, LTD.



                                         By: AUTHORIZED SIGNATURE
                                            ------------------------------
                                            Name:
                                            Title: D.G.M.


                                         LA REUNION SPATIALE



                                         By: /s/ JEAN-MICHEL GLOQUEL
                                            ------------------------------
                                            Name:  Jean-Michel Gloquel
                                            Title: Depudy General Manager

                                         MITSUI MARINE AND FIRE
                                           INSURANCE COMPANY LIMITED
                                           (formerly TAISHO MARINE
                                           AND FIRE INSURANCE
                                           COMPANY, LIMITED)



                                         By: /s/ TOTSUO FUJIOKA
                                            ------------------------------
                                            Name:  Totsuo Fujioka
                                            Title: Chief of Space Team


                                         UNI STOREBRAND INTERNATIONAL
                                           INSURANCE AS



                                         By: /s/ JANGHUGO MARTHINSEN
                                            ------------------------------
                                            Name:  Janghugo Marthinsen
                                            Title: Senior Claim Manager/
                                                   Vice President


                                         NIPPON FIRE AND MARINE INS.
                                           CO. EUROPE



                                         By: /s/ JANET ASHLEY
                                            ------------------------------
                                            Name:  Janet Ashley
                                            Title: Aviation Claims Adjuster


                                         SKANDIA INTERNATIONAL
                                           INSURANCE CORPORATION



                                         By: AUTHORIZED SIGNATURE
                                            ------------------------------
                                            Name:
                                            Title:

                                                                      Schedule A
                                                              to the Amended and
                                                       Restated Credit Agreement


         UNDERWRITERS AND COMPANIES SUBSCRIBING TO THE EXCESS POLICIES


                                                                    Percentage of the Entire
                         Sublimits                                  Excess Policies
                         ---------                                  ---------------
I.   Lloyd's and London Companies' Policies
     --------------------------------------

 A.  Underwriters at Lloyd's - Lloyd's Policy No. 846/C24642
     -------------------------------------------------------

                             Percentage of 81.4% of
                             100% of the Excess
                             Policies
                             ----------------------


     Underwriters at Lloyd's              83.904529                 68.298287
     (the "Lloyd's Pro Rata
     Share")


 B.  Companies Collective Policy No. 846/C24642
     ------------------------------------------


                             Percentage of 81.4% of
                             100% of the Excess
     Company Name            Policies
     ------------            -----------------------

     Commercial Union                      0.489596                 .398531
       Assurance Company
       Limited

                                                                       Percentage of the Entire
                                         Sublimits                     Excess Policies
                                         ---------                     ---------------

C.  LIRMA Policy No. 846/C24642

                                         Percentage of 81.4% of
                                         100% of the Excess
    Company Name                         Policies
    ------------                         ----------------------

    Orion Insurance                         0.244798                        .199266
      Company plc

    Scor (UK) Reinsurance                   1.223990                        .996328
      Company Limited

    Pohjola Insurance                       0.305998                        .249082
      Company (UK)
      Limited

    Fuji International                      0.367197                        .298898
      'A'  A/C

    Scottish Lion Insurance                 0.734394                        .597797
      Company
      Limited

    Federal Insurance                       4.895961                       3.985312
      Company (per
      Duncanson & Holt
      Europe Ltd.)

    Federal Insurance                       6.731946                       5.479804
      Company (per
      Duncanson & Holt
      Europe Ltd.)

                                                                       Percentage of the Entire
                                         Sublimits                     Excess Policies
                                         ---------                     ---------------
D.  ILU Policy No. 846/C24642


                                         Percentage of 81.4% of
                                         100% of the Excess
    Company Name                         Policies
    ------------                         ----------------------
    Commercial Union                         0.489596                        .398531
    Assurance Company plc
    Ocean Marine Insurance Co. Ltd.          0.611995                        .498164

                                           ----------                      ---------
                                           100.000000                      81.400000

II.  Companies Policy No. C24642


                                         Percentage of 6.5% of
                                         100% of the Excess
    Company Name                         Policies
    ------------                         ------------------------
    Travelers Indemnity                      30.7692                        1.999998
      Company

    American International                   30.7692                        1.999998
      Surplus Lines
      Insurance Company

    Reliance Insurance                       15.3846                         .999999
      Company of Illinois

    Evanston Insurance                        7.6924                         .500006
      Company

    The Tokio Marine and                     15.3846                         .999999
      Fire Insurance
      Company, Ltd

                                            --------                        --------
                                            100.0000                        6.500000

                                                                         Percentage of the Entire
                                           Sublimits                     Excess Policies
                                           ---------                     ---------------
III.  Policy of Insurance No. 707/AA597214


                                           Percentage of 5.0% of
                                           100% of the Excess
      Company Name                         Policies
      ------------                         ---------------------
      La Reunion Spatiale                    100.00
                                            -------                        ---------
                                             100.00                         5.000000


IV.  Policy of Insurance No. 707/AA6055H


                                           Percentage of 7.1% of
                                           100% of the Excess
      Company Name                         Policies
      ------------                         ---------------------
      La Reunion Spatiale                  45.0704                        3.199998

      Mitsui Marine and Fire                28.169                        1.999999
        Insurance Company
        Limited (formerly
        Taisho Marine and Fire
        Insurance Company,
        Limited)

      UNI Storebrand                       21.1268                         .500003
        International Insurance
        AS
      Nippon Fire and Marine                2.8169                         .200000
        Ins. Co. Europe

      Skandia International                02.8169                         .200000
        Insurance Corporation
                                          --------                      ----------
                                          100.0000                        7.100000
                                                                        ----------
                                                                        100.000000

                                                                       Exhibit I
                                                              to the Amended and
                                                       Restated Credit Agreement




                            RESTATED TERM LOAN NOTE


$2,000,000                                                     August [  ], 1996
                                                              [Place of Closing]

       FOR VALUE RECEIVED, SPACEHAB, INCORPORATED, a Washington Corporation, (the "Borrower") hereby promises to pay to the Insurers (as defined in the Amended and Restated Credit Agreement which is defined below; together with their successors and assigns, the "Insurers") for their accounts at their principal offices or as specified in such Amended and Restated Credit Agreement, their respective Lloyd's Insurer's Pro Rata Share or Pro Rate Share (as those terms are defined in such Amended and Restated Credit Agreement) of the aggregate unpaid amount of the Restated Term Loan (as defined in such Amended and Restated Credit Agreement) made by the Insurers to the Borrower under such Amended and Restated Credit Agreement, in lawful money of the United States of America and in immediately available federal funds, on the dates and in the amounts provided in such Amended and Restated Credit Agreement and, in the event interest becomes payable on such Restated Term Loan, to pay such interest at such office and in such manner, in like money and funds, at the rates provided in such Amended and Restated Credit Agreement. Such interest shall be payable monthly in arrears with the first payment of interest being due on the first Business Day of the month following the calendar month in which interest shall begin to accrue and succeeding monthly payments of interest being due on the first Business Day of each succeeding month for interest accruing during the prior calendar month.

       This Restated Term Loan Note is (i) the Restated Term Loan Note referred to in the Amended and Restated Credit Agreement dated as of August 12, 1996 (the "Amended and Restated Credit Agreement") among the Borrower, the Insurers and The Chase Manhattan Bank, successor by merger to The Chase Manhattan Bank (National Association), as Agent, and evidences the Restated Term Loan made by the Insurers thereunder, (ii) subject to the terms and conditions of the Amended and Restated Credit Agreement and (iii) entitled to the benefits of the Amended and Restated Credit Agreement. Terms used but not defined in this Restated Term Loan Note have the respective meanings assigned to them in the Amended and Restated Credit Agreement.

       The Amended and Restated Credit Agreement provides for the acceleration of the maturity of this Restated Term Loan Note upon the occurrence of certain events.

       The Borrower hereby waives presentment for payment, demand, protest or notice of presentment and notice of dishonor and any other kind of notice required to be given by law in connection with the delivery, acceptance, performance, default or enforcement with respect to this Restated Term Loan Note. All amounts payable under this Restated Term Loan Note are payable without relief from valuation and appraisement laws.

       Upon the written request of any holder hereof, the Borrower shall issue a separate Restated Term Loan Note to the order of such holder in then outstanding principal amount of such holder's respective Lloyd's Insurer's Pro Rata Share or Pro Rata Share of the outstanding amount of the Restated Term Loan. Upon the issuance of such separate Restated Term Loan Note, the outstanding principal amount of this Restated Term Loan Note shall be deemed to be reduced by such holder's Lloyd's Insurer's Pro

Rata Share or Pro Rata Share of the face amount of this Restated Term Loan Note and such holder shall cease to have any right, title or interest under this Restated Term Loan Note.

       This Restated Term Loan Note and any separate Restated Term Loan Note issued pursuant to the immediately preceding paragraph shall be governed by, and construed in accordance with, the law of the State of New York (without giving effect to the principles thereof relating to conflicts of law except
Section 5-1401 of the New York General Obligations Law).

                               SPACEHAB, INCORPORATED



                               By /s/ MARGARET E. GRAYSON
                                 -------------------------
                                   Name:  Margaret E. Grayson
                                   Title: Vice President - Finance

                                                                      Exhibit II
                                                              to the Amended and
                                                       Restated Credit Agreement




                          CERTIFICATE OF EFFECTIVENESS


                 Pursuant to Section 8.1 of the Amended and Restated Credit Agreement referred to below, each of the undersigned hereby certifies and confirms that:

                 (a)      each of the conditions to effectiveness specified in
                          Article VII of such Amended and Restated Credit Agreement has been fulfilled to the satisfaction of each of them; and

                 (b)      the Restatement Effective Date is August 20, 1996.


                 Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Amended and Restated Credit Agreement dated as of August 12, 1996 (the "Amended and Restated Credit Agreement") among the Borrower, the Insurers and the Agent.

                 IN WITNESS WHEREOF, the undersigned have each caused this Certificate of Effectiveness to be duly executed and delivered this 20th day of August, 1996.



SPACEHAB, INCORPORATED                     INSURERS' REPRESENTATIVE




By: /s/ MARGARET E. GRAYSON                By: /s/ GEORGE R. REID II
   -------------------------------            --------------------------------
   Name:  Margaret E. Grayson                 Name:  George R. Reid II
   Title: Vice President, Finance             Title: Associate

                                                                     Exhibit III
                                                              To The Amended and
                                                       Restated Credit Agreement




                           NOTICE OF REMOVAL OF AGENT


         Pursuant to Section 10.8 of the Current Credit Agreement (as defined in the Amended and Restated Credit Agreement referred to below) and Section 9.1 of such Amended and Restated Credit Agreement, the undersigned hereby removes, without cause, the Agent appointed under such Current Credit Agreement and relieves and discharges said Agent of and from all title, if any, rights, powers and duties in its capacity as the Agent thereunder, without, however relieving or discharging it from or affecting in any way its obligations under
Section 4.3, only, of such Amended and Restated Credit Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Amended and Restated Credit Agreement dated as of August 12, 1996 (the "Amended and Restated Credit Agreement") among the Borrower, the Insurers and the Agent.

         IN WITNESS WHEREOF, the undersigned have each caused this Notice of Removal of Agent to be duly executed and delivered this 20th day of August, 1996.

                                         INSURERS' REPRESENTATIVE


                                          /s/ GEORGE R. REID II
                                         -----------------------------------
                                         Name:  George R. Reid II
                                         Title: Associate